SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            _________________________

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                February 22, 2005
                       -----------------------------------
                                 Date of Report
                        (Date of earliest event reported)



                                Metals USA, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                  1-13123                76-0533626
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 (State or other jurisdiction     (Commission            (IRS Employer
      of incorporation)             File No.)          Identification No.)


                 One Riverway; Suite 1100, Houston, Texas 77056
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               (Address of Principal Executive Offices) (Zip Code)


                                 (713) 965-0990
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02  Results of Operations and Financial Condition.

     On February 22, 2005, Metals USA, Inc. issued a press release announcing financial results relating to its fourth quarter and full year 2004 ended December 31, 2004. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

     The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, unless expressly set forth by specific reference in such filing.


Item 9.01  Financial Statements and Exhibits.

   (c)   Exhibits

   99.1  Press release issued by Metals USA, Inc., dated February 22, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 22, 2005

                                           Metals USA, Inc.

                                           By: /s/ Terry Freeman
                                               -----------------

                                               Terry L. Freeman
                                               Senior Vice President and Chief
                                               Financial Officer